R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 1 Thermon Group Holdings Public-Side Lenders’ Presentation October 11, 2017

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 2 Disclaimer Certain statements in this presentation and responses to various questions may constitute forward-looking statements within the meaning of the U.S. federal securities laws. These forward-looking statements include, without limitation, statements regarding Thermon Group Holdings, Inc.’s (the “Company,” “Thermon,” “we,” “our” or “us”) industry, business strategy, plans, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. When used, the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “forecast,” “will,” “future” and similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our financial condition, results of operations and cash flows. Our forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof and are not guarantees of future performance. Actual results and future performance may differ materially from those suggested in any forward-looking statements due to a variety of factors, including those described under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on or about May 31, 2017. We do not intend to update these statements unless we are required to do so under applicable securities laws. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. The information and opinions contained in this document are provided as at the date of this presentation and are subject to change without notice. This document has not been approved by any competent regulatory or supervisory authority.

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 3 Presenters Bruce Thames President and Chief Executive Officer Jay Peterson Chief Financial Officer, Senior Vice President – Finance Jim Pribble Senior Vice President – Corporate Development

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 4 Agenda  Transaction Overview  Company and Industry Overview  Key Credit Highlights  Historical Financial Performance  Appendix

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 5 Executive Summary Thermon will combine with CCI Thermal, creating the world’s leader in industrial process heating 1 2 3 4 Thermon Group Holdings, Inc. (“Thermon”, “THR” or the “Company”), headquartered in San Marcos, TX and publicly traded on the NYSE (NYSE: THR), engineers and manufactures engineered industrial process heating solutions  The Company’s products provide an external heat source to pipes, vessels and instruments for the purposes of freeze protection, temperature maintenance, environmental monitoring and surface snow and ice melting Thermon signed a definitive agreement on October 4, 2017 to acquire 100% of CCI Thermal Technologies Inc. (“CCI Thermal” or the “Target”), an Edmonton, AB based privately held company  CCI Thermal provides an assortment of market-leading brands in the process heating space where Thermon does not currently play. While the business currently derives 95% of its revenue from Canada and the U.S., CCI Thermal has obtained many global certifications (including EAC) – preparing the Target for sales in foreign markets  The all-cash purchase price will be CAD$258 million (USD$206 million based on USD/CAD exchange rate of 1.25 as of 10/10/2017), which represents an 11.2x purchase multiple based on Target LTM August 2017 adjusted EBITDA of CAD$23 million (USD$18 million)  This translates to an 8.8x purchase multiple based on CCI’s forward 2018 budgeted adj. EBITDA of CAD$29 for the period ending July 2018 (USD$23) Thermon believes it will realize approximately USD$2 million of cost synergies. Further, the Company should realize considerable revenue synergies through solution-selling and expanding CCI Thermal’s footprint into new geographies where Thermon has a dedicated presence Pro forma total net leverage will be 3.4x based on USD$61 million pro forma adjusted EBITDA

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 6 Transaction Overview

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 7 Transaction Summary Sources and Uses ($ millions) Pro Forma Capitalization ($ millions) 1 Purchase price based on USD / CAD exchange rate of 1.25 as of 10/10/2017 2 Estimated fees and expenses include financing, ratings, legal, and other miscellaneous expenses Sources Cash and investments $43 $60 million RC 0 TLB 250 Total sources $293 Uses Purchase price1 $206 Refinance existing TLA 76 Estimated fees & expenses2 11 Total uses $293 1 Investments are primarily held in foreign accounts and have maturities between 90 days to 1 year; 2 Market cap for “Actual” column as of 9/26/17 (1 week before announcement), PF column as of 10/9/17 post announcement; 3 Target LTM Aug-17 Adj. EBITDA based on USD / CAD exchange rate of 1.25 as of 10/10/2017 Existing Pro forma Jun–17 xAdj. EBITDA Jun–17 xAdj. EBITDA Cash & cash equivalents $75 $32 Investments¹ 13 13 Cash & cash equivalents $88 $45 $60 million RC – – Existing TLA 76 – New TLB – 250 Total debt $76 1.9x $250 4.1x Net debt (12) N/M 205 3.4x Minority interest $5 5 Market capitalization2 567 678 Firm value $560 13.7x $888 14.6x Thermon Adj. EBITDA (LTM Jun-17) $41 $41 Target Adj. EBITDA (LTM Aug-17)3 – 18 Estimated cost synergies – 2 Adj. EBITDA $41 $61

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 8 $250mm term loan B Summary of Terms Borrower: Thermon Holding Corp. Guarantors: Thermon Group, Holdings, Inc., Thermon Inc. and certain future material domestic subsidiaries Facility: $250 million term loan B (“TLB”) Corporate Ratings: B2 / B+ Maturity: 7 years Use of proceeds: Fund the purchase of CCI Thermal Technologies Inc., refinance certain existing indebtedness and for general corporate purposes Security: Pari passu perfected 1st priority lien on all assets (excluding real property) of the U.S. Borrower and the U.S. guarantors with a 65% stock pledge of foreign subs Amortization: 1% per year, payable quarterly; bullet at maturity Soft call protection: 101 soft call protection on repricing for 6 months Incremental facilities:  Unlimited up to secured leverage ratio of 4.0x, otherwise $30 million  50 bps MFN for the life of the facilities Mandatory prepayments:  50% of excess cash flow when total leverage > 4.00x; 25% when total leverage ratio > 3.50x; 0% when total leverage ratio < 3.50x  100% of post-closing equity and debt issuances (other than permitted debt issuances)  100% of asset sales and casualty proceeds (subject to customary reinvestment rights) Financial covenants: None TLB indicative pricing:  L + 425 bps  1% LIBOR floor  99.0 OID

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 9 Indicative Transaction Timetable October 2017 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Date Event Wednesday, October 11th Lenders’ meeting Tuesday, October 24th Commitments due from Lenders = Bank Holiday = Key Execution Event

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 10  Growth opportunities into new end markets with significant natural gas market exposure  CCI Thermal is predominantly midstream focused in their oil and gas markets, which balances Thermon’s focus in downstream and upstream Robust Financial Profile & Performance  Strong normalized adjusted EBITDA margin of 29%; adjusted EBITDA of $24.3 million (avg. ’12-’17)1  Increases scale, size and is accretive to margins, FCF and EPS Well-Positioned for Future Growth  Buying in a market trough and well positioned for recovery of oil and gas market  CCI Thermal has an $800 million addressable market which is highly fragmented, increasing Thermon’s current $1.5 billion addressable market by over 50%  Opportunity to push CCI Thermal’s products across Thermon’s sales channels into new geographies  Potential for further end market diversification (semiconductor, pharma, etc.)  Established platform for growth via acquisition with pipeline of actionable M&A opportunities  Deep pipeline of new products (e.g. IoT, methane conversion, Blue Flame Technology) Strategic Rationale: Acquisition of CCI Thermal Attractive Financial Profile & Performance  Strong normalized adjusted EBITDA margin of 29%; adjusted EBITDA of $24.3 million (avg. ’12-’17)1  Increases scale, size and is accretive to margins, FCF and EPS Market Leadership in Thermon-Identified Expansion Areas  CCI Thermal will become Thermon’s process heating platform, allowing for global expansion into end markets not currently served by Thermon  Multiple brands with regional recognition for quality and customer service and meaningful share within niche markets Value Creation Opportunity with Favorable Synergy Story  Moderate cost-synergy potential: MIQ, facilities, headcount, purchasing ─ Cost synergies reduce purchase price by approximately 1.0x  Immediate-to-near term revenue uplift through selling already-certified products in Russia  Likely incremental tax structuring efficiencies Attractive Business Mix  Long-term relationships with broad-spectrum, blue-chip customer base  Growth opportunities into new end markets with significant natural gas market exposure  CCI Thermal is predominantly midstream focused in their oil and gas markets, which balances Thermon’s focus in downstream and upstream Well-Positioned for Future Growth  Buying in a market trough and well positioned for recovery of oil and gas market  CCI Thermal has an $800 million addressable market which is highly fragmented, increasing Thermon’s current $1.5 billion addressable market by over 50%  Opportunity to push CCI Thermal’s products across Thermon’s sales channels into new geographies  Potential for further end market diversification (semiconductor, pharma, etc.)  Established platform for growth via acquisition with pipeline of actionable M&A opportunities  Deep pipeline of new products (e.g. IoT, methane conversion, Blue Flame Technology) 1 Based on USD / CAD exchange rate of 1.25 as of 10/10/2017 Market Leadership in Thermon-Identified Expansion Areas  CCI Thermal will become Thermon’s process heating platform, allowing for global expansion into end markets not currently served by Thermon  Multiple brands with regional recognition for quality and customer service and meaningful share within niche markets Value Creation Opportunity with Favorable Synergy Story  Moderate cost-synergy potential: MIQ, facilities, headcount, purchasing  Immediate-to-near term revenue uplift through selling already-certified products in Russia  Likely incremental tax structuring efficiencies Attractive Business Mix  Long-term relationships with broad-spectrum, blue-chip customer base Platform for growth Expands markets and solutions for customers Enhances profitability and financial profile

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 11 Company and Industry Overview

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 12 LEADERSHIP Continue providing global industry leadership in our core competency areas, and establish this leadership position in new markets as we grow EXPANSION Expand our core businesses through providing complete solutions, while exploring new business opportunities in adjacent markets that leverage our core competencies INNOVATION Feed the Thermon innovation pipeline, investing in ideas and technologies that differentiate our offerings and best serve our customers CUSTOMERS Partner with our customers to learn their business, anticipate their needs, and provide solutions that solve their most challenging problems PEOPLE Our people have always come first at Thermon. We strive to attract, develop and retain our people and continue to feed their passion for excellence, reward hard work, and ensure their safety Thermon’s vision is to be the world’s leader in industrial process heating solutions “With passionate people dedicated to anticipating customer needs, we will safely deliver innovative solutions to improve our customer’s measures of success” Thermon’s mission is to provide safe, reliable and innovative mission-critical industrial process heating solutions that create value for our customers Vision Mission

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 13 Thermon – Company Overview  Founded in 1954, Thermon is a leading provider of industrial process heating solutions delivering comprehensive, engineered solutions for complex projects around the world  Thermon’s products provide an external heat source to pipes, vessels and instruments for the purposes of freeze protection, temperature maintenance, environmental monitoring and surface snow and ice melting  Attractive mix between new project opportunities (“Greenfield”) and recurring maintenance or service and project expansion (“MRO/UE”)  Serves a large and diverse base of multinational, loyal customers ─ Provided “turnkey” solutions to 363 projects in FY 2017  Long history of revenue growth and consistent margins ─ Revenue CAGR of 8% since 2007 ─ Average Gross Margins of 45% since 2000  LTM (June 2017) Financials: Revenue $253 million and EBITDA $41 million (16% margin) 1 Based on results for the fiscal year ended March 31, 2017 2 Management estimates as of September 2017. Includes the design and supply of materials for industrial electric heat tracing. Excludes steam heat tracing, commercial heat tracing and installation and insulation services Americas (excl. CAN) 45% Canada 16% EMEA & Russia 27% Asia 12% Thermon 20% Pentair Thermal 26% Bartec 4% Chromalox 3% Others 47% Greenfield 39% MRO/UE 61% Geography1 Market share2 MRO/UE vs. Greenfield1 “Others” consists of ~20 fragmented competitors that compete on the low-end, unspecialized side of the market

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 14 Thermon – Company Overview (cont’d)  Industrialization of developing countries  Refining the increasingly heavy / sour crude produced globally vs. light crude  Replacing and expanding transmission pipeline networks  Environmental compliance and regulatory mandates  Typically an even split between upstream and downstream, however currently weighted towards downstream  Growing base chemical demand in developing regions  Growing processing capacity in low-cost feedstock regions  Environmental compliance and regulatory mandates  Lull in large projects and turnarounds  Worldwide demand for electricity  Population growth in emerging markets and increased urbanization  Power generation infrastructure spending in all regions, particularly in Asia  Environmental compliance and regulatory mandates 50% 45% 46% 42% 37% 9% 11% 8% 7% 4% 18% 20% 23% 29% 36% 18% 19% 16% 17% 17% 5% 5% 7% 5% 6% 2013 2014 2015 2016 2017 Oil & Gas Power Distribution Chemicals Other End Market Drivers End markets Oil & Gas Chemical Power

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 15 Thermon – Company Overview (cont’d) Customer Overview Commentary  Thermon serves a large and diverse base of multinational, loyal customers ─ Significant blue chip participation  Thermon has developed tremendous brand equity within the end markets being currently served, and is considered a premium brand Longstanding Relationships with Diverse Customers Thermon’s top 10 customers represented 21% of FY2017 revenues and no single customer represents more than 10% of the Company’s total revenue Loyal relationships with customers and strategic partners, some for 60+ years $ (000’s) FY 2017 Revenue % FY 2017 Relationship Customer 1 $15,445 6% 30 + Years Customer 2 7,807 3% 50 + Years Customer 3 6,599 2% < 10 Years Customer 4 6,056 2% < 5 Years Customer 5 5,326 2% 20 + Years Customer 6 4,163 2% 10 + Years Customer 7 3,215 1% < 5 Years Customer 8 3,119 1% < 5 Years Customer 9 2,952 1% < 5 Years Customer 10 2,929 1% 20 + Years Total $57,612 21%

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 16 Thermon’s Heat Tracing Roots Components of a Turnkey Heat Tracing Solution Heat Tracing Applications  Petroleum Production  Refining and Gas Processing  LNG Tank Foundations, Terminals & Pipelines  Power Generation  Chemical Production  Snow & Ice Melting  Pharmaceuticals  Mining  Wastewater Management  Arctic Marine Transformer Power Distribution / Control Panel Conduit & Wire Heating Cable RTD/Temperature Sensor Thermal Insulation Communication Software Pre-Insulated Tubing Bundle Heating module Control panel

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 17 Thermon’s Offering Overview and Competitive Advantage Products Digital Controls Electric Heating Technology Steam Heating Services Engineering Construction Maintenance Competitive Advantage A B C Controls & Monitoring Electrical Heating Solutions Steam Heating Solutions Engineering Optimization Construction Services Maintenance Services “Our customers success is our primary goal. With over 60 years of experience in the same industry, we can safely, quickly, and efficiently deliver complete solutions at the lowest total cost of ownership.” Longstanding Relationships with Diverse Customers ($ 000’s) FY 2017 Revenue % FY 2017 Relationship Customer 1 $15,445 6% 30 + Years Customer 2 7,807 3% 50 + Years Customer 3 6,599 2% < 10 Years Customer 4 6,056 2% < 5 Years Customer 5 5,326 2% 20 + Years Customer 6 4,163 2% 10 + Years Customer 7 3,215 1% < 5 Years Customer 8 3,119 1% < 5 Years Customer 9 2,952 1% < 5 Years Customer 10 2,929 1% 20 + Years Total $57,612 21% Competitor

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 18 Trends in Thermon’s Key End Markets Global Chemical Capex ($ billions) Global Oil & Gas Capex ($ billions) $401 $427 $439 $450 $470 $500 $537 $574 $608 2012 2013 2014 2015 2016 2017 2018 2019 2020 $454 $494 $519 $387 $197 $246 $299 $352 $387 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: American Chemistry Council, December 2015 Source: EIA International Energy Outlook, 2016 Favorable tailwinds across key end markets resulting from growing customer capex budgets

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 19

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 20

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 21

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 22 CCI Thermal – Company Overview CCI Thermal is a platform business well-positioned to consolidate a highly fragmented $800mm market Other characteristics:  CCI develops, designs, and manufactures advanced industrial heating and filtration solutions that are ready to serve clients around the world  CCI maintains a strong competitive advantage, based on: ─ Ability to deliver high-quality, reliable products ─ Best in-class customer service ─ Strong brand equity and large installed base Revenue by Geography (FY 2016) Revenue by End Markets (2017E) Revenue by Brand (FY 2016) $84 $81 $93 $97 $68 $76 $77 $26 $23 $32 $34 $13 $18 $18 31% 29% 34% 35% 19% 24% 24% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 LTM Aug-17 Revenue Adj EBITDA %Margin Historical Performance ($ millions) 3L Filters 5% Ruffneck / Norseman 23% Fastrax 7% Cata-Dyne 18% Caloritech 46% DriQuik 1% North America (excl. CAN) 44% Canada 51% Other 5% Note: Based on FY ended July 31; All figures assume USD/CAD exchange rate of 1.25 as of 10/10/2017 Gas 27% Electrical distribution 17% Transit / Rail 10% Power Generation 5% Other 16% General Industrial 8% Petrochem 11% Oil 7%

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 23 CCI Thermal – End Market Overview  The demand for natural gas is expected to grow at 1.6% per year through 2022, with 90% of demand coming from developing countries  Use of natural gas by the chemical sector, driven in part by growing demand for fertilizers and as a replacement for power from coal, is expected to grow at 3% per year  Class I rail capex was depressed in 2016 and 2017, with near record cars in storage  Rail traffic is expected to recover in 2018 as usage normalizes Established End Markets with a size of approximately $800 million, within this space CCI Thermal is a Tier 1 player New or Under-Served End Markets Provide Opportunities for Additional Diversification Agriculture Oil & Gas (20% | 80%) Transit (Rail) Aviation / Aerospace Food Processing General Manufacturing Nuclear Pharmaceutical Semiconductor Water Treatment Source: IEA Forecast

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 24 0 1,000 2,000 3,000 4,000 5,000 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 Rest of the world United States European Union Russia Federation Middle East China South East Asia India CCI Thermal – End Market Breakdown $23 $28 $30 $44 $48 $34 $31 $37 $40 $42 $45 23.5%23.4% 6.0% 46.9% 10.4% (29.8%) (9.7%) 21.9% 8.3% 4.0%6.3% -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% $0 $10 $20 $30 $40 $50 $60 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Midstream Spend Growth Global Natural Gas Demand Growth by Region Midstream Oil and Gas Capex Spending ($ billions) Source: IEA Forecast Source: Wall Street Research | Note: capex forecasts for forward years based on 8-year historical capex % of sales and median North American Wall Street growth estimates Class I Rail Capital Expenditures ($ billions) Commentary  CCI product lines offer numerous solutions across the value chain – Up-, Mid-, and Downstream  Upstream exploration spending rebound forecast to continue beyond 2017 as prices return to long-run equilibrium levels  New NAM midstream growth capex forecast to abate as secular growth driven by fracking boom slows  Class I rail expenditure growth correlate well with company revenue growth historically (R2 above 60%), as well as with oil and gas activity ─ The number of freight cars in storage peaked in 2016 at near 15-year high (second only to 2009) Global Natural Gas demand growth is 1.6% per year through 2022 $12,781 $13,728 $11,399 $10,689 $10,790 $10,854 15.7% 7.4% (17.0%) (6.2%) 0.9% 0.6% (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% CY2014 CY2015 CY2016 CY2017 CY2018 CY2019 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Class I Rail CapEx Growth $13 $14 $11 $11 $11 $11 16% 7% (17)% (6)% 1% 1% 2014 2015 2016 2017 2018 2019 Class I Rail Capex % growth $23 $28 $30 $44 $48 $34 $31 $37 $40 $42 $45 24% 23% 6% 47% 10% (30)% (10)% 22% 8% 4% 6% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Midstream O&G Spending % growth 2x forecast Oil growth rate Source: Wall Street equity research and Capital IQ. | Note: Class I Rail providers include Canadian National Railway company, Canadian Pacific Railway company, CSX, Kansas City Southern, Norfolk Southern, and Union Pacific Mt o e

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 25 CCI Thermal’s Custom Engineering and Design CCI Demonstrates deep engineering and manufacturing capabilities – and produces highly-customized solutions for complex heating needs. This is accomplished through the Company’s breadth of experience and products that serve a wide variety of industries  Custom pressure vessel, filter and process design  Design registration  ASME Sections I, III, IV and VIII Design  AutoCAD & Solid Edge design drawings  In-house and third- party NDE testing  In-house pressure and performance testing  Electrical gas circulation heating simulation  Gas catalytic line gas heating simulation  Electric liquid vaporizers sizing and calculation Custom Engineering and Manufacturing  2-D design and 3-D modeling  Custom engineered solutions (e.g. vapor recovery dryer, waste water treatment solution, fuel gas conditioning system) Design Engineering  Finite element analysis  Modal Analysis  Response spectrum analysis Seismic Analysis  COMPRESS code calculation  Finite Element Analysis  MathCAD and in-house stress analysis software Stress Analysis

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 26 CCI Thermal – Operations 2017 Supplier Concentration 2017 Customer Concentration North America Focused Footprint Broad customer base with limited customer concentration Manufacturing location Size (sq ft) % of revenues # of employees Average Tenure Edmonton, Canada 113,850 34% 98 11.1 Oakville, Canada 99,281 32% 131 13.1 Orillia, Canada 99,982 21% 131 13.6 Denver 28,360 7% 10 6.2 Houston 16,900 6% 14 4.9 Total / Avg. 358,373 100% 384 12.3 North America footprint with and 2 facilities in the U.S. and 3 facilities in Canada Long-standing diversified supplier base 1 Edmonton serves as headquarters and a manufacturing location Headquarters1 Manufacturing location Other 82% Top 10 18% Other 74% Top 10 26%

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 27 CCI Thermal’s Capabilities Complement Thermon’s Process Heating Portfolio Thermon’s increased capabilities and global footprint will broaden the ability to deliver complete industrial process heating & thermal management solutions to our customers Transformer Power Distribution / Control Panel Conduit & Wire Heating Cable RTD/Temperature Sensor Thermal Insulation Communication Software Thermon Heat Tracing Systems CCI Thermal Process Heating Systems Thermon heat tracing uses advanced controls and communications platforms to heat external transfer lines to maintain process fluid temperature within specified ranges and then communicates that information back to the operator… …while CCI Thermal’s advanced heating products provide heat to process fluids at others stages in the process – and in other areas within a facility. This serves to broaden Thermon’s scope through a providing a broader set of solutions to the customer

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 28 End market MRO / UE vs. Greenfield Pro Forma Company Overview Americas (ex. CAN) 45% Canada 16% EMEA & Russia 27% Asia 12% Greenfield 39% MRO/UE 61% Oil 30% Other 6% Power 4% Americas (ex. CAN) 45% Canada 23% EMEA & Russia 22% Asia 10% Oil 24% Gas 12% Other 8% 1 Based on results for the fiscal year ended March 31, 2017 2 CCI Thermal data per sell-side materials and management estimates (assume USD/CAD exchange rate of 1.25 as of 10/10/2017) Today1 Pro Forma2 Geography Addressable Market Greenfield 33% MRO/UE 67% Distribution 36% Petrochem/ Chemicals 16% Distribution 28% General Industrial 2% Transit/Rail 2% Power Generation 4% Electrical Distribution 4% Chemicals 17% Gas 7% Thermon 20% Thermon/ CCI Thermal 17% $1.5 billion $2.3 billion

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 29 Key Credit Highlights

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 30 Key Credit Highlights CCI Thermal is an attractive addition to the existing Thermon platform Attractive mix between Greenfield and recurring business Highly engineered, mission critical solutions Global footprint that provides access to high-growth markets worldwide Robust and consistent free cash flow 1 2 3 4 5 Evidence of business stabilization at Thermon 6

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 31 Margins1: 25 – 40% 40 – 60% 30-45% Project Size / Length:  More than $1mm per project  More than 6 months (1-2 years typical)  Less than $1mm annually  Less than 6 months  All $ amounts  3-6 years after installation Competition:  Competitive bid process  Not competitive/no bid  Usually awarded to Greenfield provider  Involves minimal bidding/marginally competitive Commentary:  Drivers include energy demand and capital spending  Turnkey solutions, global footprint, local presence, strong reputation and deep customer relationships are critical  Begins ~2 years after the initial installation and lasts through the asset’s useful life  5% to 10% of the initial heat trace system cost annually  Local design, engineering, inventory and supply chain  Installed base creates advantage Greenfield (New Projects) Maintenance, Repair and Overhaul (MRO) Upgrades and Expansion (UE) MRO / UE business provides consistent recurring revenues – with the acquisition of CCI Thermal the pro forma MRO / UE contribution will increase to 67% from 61% today 39% FY 2017 Revenues 61% FY 2017 Revenues 1 Attractive Mix Between Thermon’ s Greenfield and Recurring Business 1 Per management estimates for typical projects and MRO/UE work

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 32 $272 $284 $277 $309 $282 $264 $253 $118 $95 $85 $76 $81 $107 $110 2012 2013 2014 2015 2016 2017 LTM Jun-17 Revenue Backlog 43.4% 33.5% 30.7% 24.6% 28.7% 40.5% 43.5% % of Rev.  Backlog is nearly 100% “Greenfield” projects  Greenfield projects account for 39% of annual revenues  Backlog is currently concentrated in EMEA and Asia while North America is experiencing a ~50% increase in MRO2  Additional ~$29mm1 in backlog at CCI Thermal  Consistent win rate of approximately 43% 1 Based on results for the April 30, 2017; Backlog of CAD$36.6mm and 1.25 CAD/USD conversion rate as of 10/10/2017 2 Per management estimates Thermon’s healthy backlog provides visibility to future revenue stream Historical Revenue and Backlog ($mm) Backlog Considerations 1 Thermon’s Greenfield Business has a Strong and Growing Backlog which Provides Forward Visibility

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 33 Reputation for quality and critical nature of products creates significant barriers to entry and pricing power consistently drives high margins  International Certifications for Hazardous-Locations  Important due to critical role of heat tracing in the operation of the plant  Well respected for technical expertise  Reputation for helpful and responsive customer service  Leader in developing international industry standards  Customers place a premium on fast, reliable, on-spec system delivery  High cost of non-performance; product price is often a secondary consideration  Low in cost relative to the overall facility expenditure (< 1% of the total facility spend), but critical to the efficient and continued operation of the facility  Use incumbent brand for MRO/UE to avoid switching complications and warranty or compatibility concerns Highly-Engineered component Crucial to Thermon’s End Markets Mission-Critical Products that enable Safe and Efficient Facility Operation 2 Thermon has Highly Engineered, Mission Critical Solutions

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 34  Extensive IP portfolio with 25 patents + 10 pending  Extensive portfolio of proprietary designs and 20 registered professional engineers  Numerous global certifications that will allow for immediate expansion into foreign markets  Industry-leading analysis and design competencies  In-house machining, blasting and painting, NDE testing, pressure and performance testing  High barrier to entry, high margin products Customized Engineering Solutions Intellectual Property and Rigorous R&D Processes / Projects Rigorous Quality & Approval Controls, Numerous Global Certifications Robust Simulation, Optimization & Analysis Practices Extensive In-House Manufacturing Capabilities CCI has the resources and experience to design and fabricate the most complex, customized heat products – which in turn supports the Company’s gross margin profile and market position 2 CCI has a Highly Differentiated and Defensible Product Base

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 35  Thermon has a global footprint with local presence ─ Sales to approximately 85 countries worldwide in FY 2017 ─ Approximately 1,000 employees in more than 15 countries ─ Over 100 independent sales agents and distributors in over 30 countries ─ Manufacturing facilities in the U.S., Europe, Africa, Canada, Russia and India  CCI Thermal currently operates from five manufacturing locations within North America Thermon’s global footprint provides a platform to significantly increase CCI Thermal’s sales internationally 3 Combined Global Footprint that Provides Access to High- Growth Markets Worldwide

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 36  Extensive IP portfolio: ─ 17 Canadian patents ─ 8 U.S. patents ─ 10 patent applications pending  7 major globally recognized brands ─ Cata-Dyne, Ruffneck, Norseman, Caloritech, 3L Filters, Fastrax, DriQuiks  Trade secrets and know-how ─ Non-patented proprietary designs and technological methods, keeping this competitive information private ─ 20 registered professional engineers Source: Per CCI management 1 YTD 2017 defined as August 1, 2016 through March 31, 2017; Assumes USD/CAD exchange rate of 1.25 as of 10/10/2017 ($k) YTD Mar-2017¹ % YTD Mar-17 Relationship Customer 1 $2,186 3.9% 10+ years Customer 2 1,568 2.8% 10+ years Customer 3 1,193 2.1% 20+ years Customer 4 990 1.8% 20+ years Customer 5 960 1.7% 15+ years Customer 6 884 1.6% 20+ years Customer 7 819 1.5% 25+ years Customer 8 692 1.2% 30+ years Customer 9 593 1.1% 30+ years Customer 10 536 1.0% 20+ years Top 10 customers $10,424 18.6% Strong Financial Track Record Extensive IP Portfolio and R&D Tier 1 Player in Highly Fragmented Market Longstanding Relationships with Diverse Customers 4 CCI Thermal is an attractive addition to the existing Thermon platform $84 $81 $93 $97 $68 $76 $77 $26 $23 $32 $34 $13 $18 $18 31% 29% 34% 35% 19% 24% 24% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 LTM Aug-17 Revenue Adj EBITDA %Margin Note: Assumes USD/CAD exchange rate of 1.25 as of 10/10/2017 Vulcanic 11% CCI Thermal 11% Watlow 10% Elmess 9% Gaumer Process 8% Chromalox 8% DFI 7% ExHEat 7% Nibe 4% Indeeco 4% Sains 3% Zoppas 1% Others 17%

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 37 Thermon’s Revenue Growth and Consistent Margins Since 2007 15% 30% 45% 60% 75% $0 $50 $100 $150 $200 $250 $300 $350 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Sales Gross Margin % Average Gross Margin % (Since 2000) Note: Results for fiscal years ended March 31. Gross margin results for fiscal years ended March 31, 2006 and 2011 exclude non-cash purchase accounting adjustments of $7.1 million and $7.6 million related to the Audax and CHS private equity transactions, respectively. The mean gross margin of 45.5% represents historic data since 2000 1 Adjusted for one-time financing cost of $12.9 million associated with the Audax transaction 2 Related to one-time financing costs associated with the CHS Transactions and increased levels of indebtedness incurred in connection with the issuance of $210.0 million of senior secured notes 2007 2008 1 2009 2010 2011 2012 2 2013 2014 2015 2016 2017 LTM June- 17 EBITDA Margin 16.0% 20.9% 23.4% 23.3% 23.9% 26.2% 25.5% 26.8% 27.0% 23.2% 16.4% 16.1% Free cash flow $7.4 $7.5 $22.5 $22.3 $63.7 $3.6 $39.6 $39.1 $44.0 $38.6 $18.1 $29.5 5 Robust and Consistent Free Cash Flow

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 38 Free Cash Flow of Combined Entities ($ millions) Both Thermon and CCI have exhibited the ability to generate strong free cash flow through the cycle driven by low capex and working capital needs $20.4 $24.8 $29.3 $16.3 $13.4 $13.4 $39.6 $39.1 $44.0 $38.6 $18.1 $29.5 2013 2014 2015 2016 2017 LTM 6/30/2017 Thermon CCI Thermal Historical FYE March 31, LTM 6/30/2017 20131 20141 2015 2016 2017 Thermon adjusted EBITDA $72.4 $74.4 $83.2 $65.3 $43.3 $40.7 CCI adjusted EBITDA 23.4 31.6 37.0 17.5 15.1 17.6 Cash interest (12.7) (10.2) (4.1) (3.4) (3.1) (3.0) Cash taxes (10.4) (9.2) (13.8) (16.6) (9.5) (8.7) Capital expenditures1 (7.3) (6.4) (10.4) (14.7) (8.9) (8.7) Changes in working capital (5.4) (16.2) (18.6) 6.8 (5.4) 5.0 Free cash flow $59.9 $63.9 $73.3 $54.9 $31.5 42.9 Historical FYE March 31, LTM 6/30/2017 2013 2014 2015 2016 2017 Thermon adjusted EBITDA $72.4 $74.4 $83.2 $65.3 $43.3 $40.7 Cash interest (12.7) (10.1) (4.1) (3.4) (3.1) (3.0) Cash taxes (10.4) (9.1) (13.7) (15.5) (9.3) (8.5) Capital expenditures (6.3) (3.4) (6.1) (12.6) (8.4) (8.2) Changes in working capital (3.4) (12.7) (15.4) 4.8 (6.9) 4.2 Free cash flow $39.6 $39.1 $44.0 $38.7 $15.6 $25.2 Note: Target figures have been calendarized to Thermon’s FYE of March 31, CCI figures assume USD/CAD exchange rate of 1.25 as of 10/10/2017 1 Uses CCI Thermal FY ended July 31 figures rather than calendarized March 31 periods or June 30, 2017 period as data is not available $59.9 $63.9 $73.3 $54.9 $31.5 $42.9 1 1 5 Robust and Consistent Free Cash Flow (cont’d)

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 39 Gross margin in backlog improved at the end of June by 300bps, closer to historical Thermon levels $76.4 $82.3 $81.0 $81.2 $95.4 $85.7 $105.0 $106.9 $110.2 36.0% 36.0% 38.0% 35.0% 29.0% 29.0% 29.0% 29.0% 32.0% 1QFY16 2QFY16 3QFY16 4QFY16 1QFY17 2QFY17 3QFY17 4QFY17 1QFY18 Backlog % Gross Margin Thermon Quarterly Backlog and Backlog Gross Margin ($ millions)  The Company has a book-to-bill ratio of over 100% for the past 3 quarters and has averaged over 95% over the past 3 years  The Thermon backlog primarily consists of Greenfield projects that provide visibility into the next 12-18 months ─ The backlog does not include non-contracted business / orders placed, which comprised approximately 61% of the business at a trough level in FY17  Quick turn revenue is a subset of the MRO business, and consists of orders that are converted to invoices within 2 weeks - Quick turn sales continue to drive improved topline, as evidenced by a $1.4mm increase in quick turn revenue year over year  Represents an expansion of its addressable market into new geographies, with new customers and in different end markets ─ Eastern Hemisphere has been robust in recent periods and currently comprises an outsized portion of the backlog, implying upside in the Western Hemisphere “…our margins and backlog have improved by about 300 bps, that’s a big move in the positive direction. They’re still down from a historical perspective. So we’ve had four quarters where we have been stable on margins and backlog, and we’re now beginning to see some improvement.” - Bruce Thames Q1 2018 earnings call “This backlog reduced margin has been very consistent from Q1, Q2, Q3 and Q4 at 29%. So this is kind of the environment that we have lived with for the last 365 days. And we have not seen any further erosion in that number since 5 quarters now.” - Jay Peterson Q4 2017 earnings call 6 Evidence of Business Stabilization at Thermon

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 40 (13.6%) (6.0%) (20.8%) (4.7%) (9.6%) (3.7%) (6.9%) (6.3%) 3.6% 1QFY16 2QFY16 3QFY16 4QFY16 1QFY17 2QFY17 3QFY17 4QFY17 1QFY18 % MRO sales growth 1QFY18 Thermon Total MRO Sales and Y-o-Y Growth  In the normal course of operations within the installed base, Thermon's customers continually perform MRO work (preventative maintenance or replacement of damaged products) to ensure the safety and profitable operation of each facility  In previous cycles, Thermon has experienced some deferral of MRO sales, but typically for only up to 1 year  After an unusually long ~2 year deferral of maintenance spending, Thermon is seeing strong MRO activity, particularly in Canada  After a significant Canadian build-out that wound down in 2013, maintenance purchase orders are now coming through for these newer plants that were constructed 3-5 years ago “After a difficult 2 years, the Q1 results in Canada were very positive with a 76% year-over-year growth in MRO/UE. We are also seeing the release of some pent-up demand as customers are proceeding with activity on quotes that have been open for the last 12 to 18 months.” - Bruce Thames Q1 2018 earnings call Thermon Canadian MRO Sales and Y-o-Y Growth 6 Evidence of Business Stabilization at Thermon (cont’d) (36.6%) (43.0%) (68.0%) (39.0%) 19.0% 39.5% 31.9% 76.3% 1QFY16 2QFY16 3QFY16 4QFY16 1QFY17 2QFY17 3QFY17 4QFY17 1QFY18 % Canadian MRO sales growth FY1 FY1 FY1 FY1 1QFY17 (13.6%)

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 41 CCI Thermal – Business Stabilization CCI Thermal’s Business Stabilization and Turnaround ($ millions) 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 May-16 Aug-16 Nov-16 Feb-17 May-17 Aug-17 LTM revenue LTM adj. EBITDA margin % $66.9 $77.4 LTM Aug-16 LTM Aug-17 Historical Revenue Performance ($ millions) Historical Adjusted EBITDA Performance ($ millions) $13.9 $18.4 LTM Aug-16 LTM Aug-17 6 Note: Assumes USD/CAD exchange rate of 1.25 as of 10/10/2017

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 42 Historical Financial Performance

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 43 Financial Strategy Guidelines  Focus on deleveraging with target total net leverage of less than 2.0x  Robust cash flow expected to support debt repayment  Strong backlog, margin recovery, and maintenance capex cycle restart has created significant potential for growth  Well positioned to benefit from a recovery in the oil & gas markets  No planned shareholder distributions  Grow addressable market via disciplined acquisitions of industrial process heating manufacturers and service solutions providers with attractive financial profiles, similar customer bases to Thermon and viable strategic synergies Target Leverage Return to Growth Capital Allocation

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 44 Thermon – Historical Financial Performance Revenue (FYE March, $millions) Management Discussion $132 $133 $135 $155 $131 $112 $110 49% 47% 49% 50% 47% 42% 43% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 LTM June-17 Gross profit %Margin Gross Profit (FYE March, $millions) $272 $284 $277 $309 $282 $264 $253 13% 4% (2)% 11% (9)% (6)% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 LTM June-17 Revenue % Growth EBITDA (FYE March, $millions) $71 $72 $74 $83 $65 $43 $41 26% 25% 27% 27% 23% 16% 16% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 LTM June-17 Adj EBITDA %Margin  Over the past 2 years, the strengthening dollar has resulted in revenue reduction due to foreign translation of approximately $21 million  With fewer greenfield projects up for bid, particularly in North America, the greenfield pricing environment has become competitive resulting in margin headwinds  After an unusually long ~2 year deferral of maintenance spending, Thermon is seeing very strong MRO activity, particularly in Canada ─ In Q1, Canada experienced 76% growth year over year in MRO sales and the Company is seeing that trend continue into Q2 ─ The Company is seeing a release of pent up demand as customers have been proceeding with activity ─ In many cases the maintenance can no longer be deferred as the prolonged deferrals can begin to create hazard/safety issues – as a result risk of further downside is largely limited  The majority of the Company’s current North American energy exposure has been reduced to field maintainability and upstream sustainability capex, and a most of the Company’s installed base in the Canadian oil sands is coming up on a 3 to 5 year maintenance cycle  The Company has good visibility into the execution of greenfield projects in the Eastern Hemisphere with material shipments accelerating in the second half of fiscal 2018 Source: Company filings

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 45  The Company has retained the staffing levels seen in the FY2014-2015 era, which led to temporarily depressed EBITDA  By keeping staff levels strategically elevated, CCI will be positioned to service the influx of sales at the high level of customer service for which the Company is renowned  As of April 30, 2017, CCI Thermal had additional backlog of CAD$36.6 million (approximately USD$29 million) Management Discussion $40 $38 $47 $50 $29 $35 $35 47% 47% 51% 52% 42% 46% 46% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 LTM Aug-17 Gross profit %Margin $26 $23 $32 $34 $13 $18 $18 31% 29% 34% 35% 19% 24% 24% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 LTM Aug-17 Adj EBITDA %Margin $84 $81 $93 $97 $68 $76 $77 (4)% 15% 4% (30)% 11% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 LTM Aug-17 Revenue % Growth Revenue (FYE July, $ millions) Gross Profit (FYE July, $ millions) EBITDA (FYE July, $ millions) Note: Assumes USD/CAD exchange rate of 1.25 as of 10/10/2017 CCI Thermal – Historical Financial Performance Source: Company financials

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 47 Appendix

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 48 Free Cash Flow Reconciliation Historical FYE March 31, LTM 6/30/2017 2013 2014 2015 2016 2017 Thermon adjusted EBITDA $72.4 $74.4 $83.2 $65.3 $43.3 $40.7 Cash interest (12.7) (10.1) (4.1) (3.4) (3.1) (3.0) Cash taxes (10.4) (9.1) (13.7) (15.5) (9.3) (8.5) Capital expenditures (6.3) (3.4) (6.1) (12.6) (8.4) (8.2) Changes in working capital1 (3.4) (12.7) (15.4) 4.8 (4.4) 8.4 Thermon free cash flow $39.6 $39.1 $44.0 $38.6 $18.1 $29.5 Historical FYE July 31, LTM 8/31/2017 2013 2014 2015 2016 2017 CCI adjusted EBITDA $23.4 $31.6 $34.3 $12.9 $18.0 $18.4 Cash interest (0.0) (0.0) (0.0) (0.0) (0.0) (0.0) Cash taxes (0.0) (0.1) (1.1) (0.2) (0.0) (0.0) Capital expenditures (1.1) (3.1) (4.3) (2.1) (0.5) (0.5)1 Changes in working capital2 (2.0) (3.5) (0.7) 3.9 (3.7) (0.4) CCI free cash flow $20.4 $24.8 $28.2 $14.5 $13.7 $17.6 1 Uses CCI Thermal FY ended July 31 figure rather LTM Aug-17 period as data is not available 2 Net working capital excludes cash and government payables Note: Assumes USD/CAD exchange rate of 1.25 as of 10/10/2017 1 Net working capital excludes changes in income tax payables/receivables

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 49 Thermon Adjusted EBITDA Reconciliation Historical FYE March 31, LTM Jun-17 2014 2015 2016 2017 Net income $25.8 $49.4 $23.0 $14.6 $12.6 Interest expense, net 9.8 4.1 3.7 2.9 2.8 Income tax expense 7.0 13.2 8.7 4.1 3.3 Depreciation and amortization expense 14.2 14.1 17.4 17.8 18.3 Stock-based compensation expense 2.2 3.3 3.7 3.4 3.3 Minority interest - - 0.6 0.3 0.5 Cost of restructuring Canadian operations - - 0.6 - - Impairment of goodwill and intangibles related to Unitemp acquisition - - 1.7 - - Acquisition related contingent consideration accounted for as compensation - - 5.7 - - Loss on retirement of debt 15.5 - - - - Gain on settlement of CHS transactions - (0.9) - - - Secondary equity offering expenses - - - - - Adjusted EBITDA $74.4 $83.2 $65.3 $43.3 $40.7

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 50 CCI Adjusted EBITDA Reconciliation Historical FYE Jul 31, LTM Aug-17 2014 2015 2016 2017 Net income $25.1 $27.1 $6.7 $12.7 $13.2 Interest expense, net 0.0 (0.0) (0.0) (0.0) (0.0) Income tax expense 0.1 1.1 0.2 0.0 0.0 Depreciation and amortization expense 2.8 2.8 2.8 2.1 2.1 (Gain)/loss on asset sale 0.3 - (0.0) - - Travel (aircraft) – actual 0.7 0.8 0.8 0.6 0.6 Related party rent – actual 2.2 2.2 2.2 2.2 2.2 Discontinued operations – Indiana 0.2 - - - - Donations 0.1 0.1 0.1 0.1 0.1 Relocation expenses - 0.0 0.1 - - Edmonton renovation expenses - 0.1 - - - Hovey acquisition expenses - - - 0.1 0.1 Other non-recurring expenses - - - 0.0 0.0 Oakville expansion cancellation costs - - - 0.1 0.1 Adjusted EBITDA $31.6 $34.3 $12.9 $18.0 $18.4 Note: Assumes USD/CAD exchange rate of 1.25 as of 10/10/2017

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 51 $60mm revolving credit facility Summary of Terms 1 Total outstanding indebtedness / (EBITDA) 2 (EBITDAR - Unfinanced Capital Expenditures) / (Cash Interest + Scheduled Principal Payments + Cash Earnouts + Cash Taxes + Restricted Payments + Rent Expense) Borrower: Thermon Holding Corp. (“US Borrower”) and Thermon Canada Inc (“Canadian Borrower”) Guarantors: Thermon Group Holdings, Inc., Thermon Inc. and certain future material domestic subsidiaries; Canadian RC obligations will also be guaranteed by Thermon Power Solutions, Inc., Thermon Canada Services, Inc. and certain future material Canadian subsidiaries of the Canadian borrower Facility: $60 million revolver (“RC”) Maturity: 2022 (5 years) Use of proceeds: General corporate purposes Security: Pari passu perfected 1st priority lien on all assets (excluding real property) of the U.S. Borrower and the U.S. guarantors with a 65% stock pledge of foreign subs; Canadian obligations will also be secured by the assets of the Canadian guarantors RC Financial covenants: Maximum total leverage ratio 1 of 5.50x with step-downs to 3.75x Minimum fixed charge coverage ratio 2 of 1.25x RC opening pricing: L + 325 bps / 50 bps undrawn; subject to a leverage-based pricing grid